Exhibit 10.1
SIXTH AMENDMENT TO CREDIT AGREEMENT
THIS SIXTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 6, 2021, is by and among CARROLS RESTAURANT GROUP, INC., a Delaware corporation formerly known as Carrols Holdco Inc. (the “Borrower”), certain domestic Subsidiaries of the Borrower party hereto (collectively, the “Guarantors”), the Lenders (as hereinafter defined) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement referred to below.
W I T N E S S E T H
WHEREAS, the Borrower, the Guarantors, the several banks and other financial institutions party thereto from time to time (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of April 30, 2019, as amended by the First Amendment dated as of December 13, 2019, as further amended by the Second Amendment to Credit Agreement dated as of March 25, 2020, as further amended by the Third Amendment to Credit Agreement dated as of April 8, 2020, as further amended by the Fourth Amendment to Credit Agreement dated as of April 16, 2020 and as further amended by the Fifth Amendment to Credit Agreement dated as of June 23, 2020 (as further amended, amended and restated, waived, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the Borrower, the Administrative Agent and the Revolving Lenders may make certain amendments to the Credit Agreement which solely affects those Lenders under the Revolving Commitments;
WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower may incur a Revolving Facility Increase in the form of an increase to the Revolving Committed Amount; and
WHEREAS, the Borrower desires to incur a Revolving Facility Increase of $29,185,704 (the “Amendment No. 6 Revolving Facility Increase”), which shall increase the Revolving Committed Amount to $175,000,000;
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
REVOLVING FACILITY INCREASE; AMENDMENTS TO CREDIT AGREEMENT
1.1.    Increase of Revolving Committed Amount. Effective as of the Sixth Amendment Effective Date (as defined below), the Revolving Committed Amount is hereby increased by $29,185,704 to $175,000,000 and accordingly the reference to “ONE HUNDRED FORTY FIVE MILLION EIGHT HUNDRED FOURTEEN THOUSAND TWO HUNDRED NINETY SIX DOLLARS ($145,814,296)” contained in Section 2.1(a) of the Credit Agreement shall read “ONE HUNDRED SEVENTY-FIVE MILLION DOLLARS ($175,000,000)”, with (i) $25,000,000 of such Revolving Facility Increase to be held by JPMorgan Chase Bank, N.A., and (ii) the remaining $20,000,000 to be held by Capital One, National Association.

1.2.    Amendment to Schedule 1.1(f) to the Credit Agreement. After giving effect to this Amendment, the Revolving Commitment of each Revolving Lender set forth on Schedule 1.1(f) to the Credit Agreement shall read as follows:

Revolving Lender	Revolving Commitment	Revolving Commitment Percentage
Wells Fargo Bank, National Association	$32,500,000.00	18.57%
Truist Bank	$32,500,000.00	18.57%
JPMorgan Chase Bank, N.A.	$25,000,000.00	14.29%
Coöperatieve Rabobank U.A., New York Branch	$25,000,000.00	14.29%
Capital One, National Association	$20,000,000.00	11.43%
Fifth Third Bank, National Association	$20,000,000.00	11.43%
Manufacturers and Traders Trust Company	$20,000,000.00	11.43%
Total	$175,000,000.00	100.00%

1.3.    Agreements of the Sixth Amendment Revolving Facility Increase Lenders. JPMorgan Chase Bank, N.A. and Capital One, National Association (collectively, the “Amendment No. 6 Revolving Facility Increase Lenders”), hereby agree, subject to the occurrence of the Sixth Amendment Effective Date, to provide their applicable share of the Revolving Facility Increase set forth in Section 1.1 and Section 1.2 of this Amendment. Each of the Amendment No. 6 Revolving Facility Increase Lenders (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Revolving Facility Increase Lender.
1.4.    Amendments to Credit Agreement. Effective as of the Sixth Amendment Effective Date:
(a)    clause (a) of the definition of “Applicable Margin” is hereby amended and restated in its entirety to read as follows:
“(a) in the case of the Revolving Facility and the Letter of Credit Fees, 3.25% for LIBOR Rate Loans and 2.25% for Alternate Base Rate Loans,”
(b)    the definition of “Revolving Maturity Date” is hereby amended and restated in its entirety to read as follows:
““Revolving Maturity Date” shall mean January 29, 2026.”

(c)    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
“‘Sixth Amendment” means the Sixth Amendment to the Credit Agreement, dated as of April 6, 2021, among the Borrower, the Credit Parties, the Lenders party thereto and the Administrative Agent.”
“‘Sixth Amendment Effective Date” means April 6, 2021, the date on which all conditions precedent set forth in Section 2.1 of the Sixth Amendment are satisfied.”
(d)    Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Ticking Fee Rate.”
(e)    Section 2.5 of the Credit Agreement is hereby amended by deleting clause (e).
(f)    Section 5.16 of the Credit Agreement is hereby amended by deleting the last proviso.
ARTICLE II
CONDITIONS TO EFFECTIVENESS
2.1.    Closing Conditions. This Amendment shall become effective on the date that each of the following conditions are satisfied (such date, the “Sixth Amendment Effective Date”):
(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, Wells Fargo Bank, National Association, each of the Revolving Lenders as of immediately prior to the Sixth Amendment Effective Date (collectively, the “Existing Revolving Lenders”) and each of the Amendment No. 6 Revolving Facility Increase Lenders.
(b)    Fees and Expenses. The Administrative Agent shall have received from or on behalf of the Borrower all fees and expenses that are payable to the Administrative Agent and the Lenders in connection with the consummation of the transactions contemplated hereby and Cahill Gordon & Reindel LLP shall have received from the Borrower payment of all outstanding fees and expenses previously incurred and all fees and expenses incurred in connection with this Amendment, in each case, to the extent the Borrower receives an invoice therefor at least one Business Day prior to the date hereof.
(c)    Fees. The Administrative Agent shall have received from or on behalf of the Borrower the following fees: (i) as fee compensation for agreeing to the amendments set forth in Section 1.4 hereof, for the ratable account of the Existing Revolving Lenders who consent to this Amendment, a consent fee equal to 0.10% of the Revolving Commitment of each Existing Revolving Lender as of immediately prior to the Sixth Amendment Effective Date; and (ii) as fee compensation for the provision of the Amendment No. 6 Revolving Facility Increase, for the ratable benefit of the Amendment No. 6 Revolving Facility Increase Lenders, an upfront fee equal to 0.25% of the commitment in respect of the Amendment No. 6 Revolving Facility Increase of each Amendment No. 6 Revolving Facility Increase Lender on the Sixth Amendment Effective Date.

(d)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.
(e)    Credit Agreement Conditions. All of the conditions specified in (i) Sections 2.22(b)(ii) and 4.2(b) of the Credit Agreement with respect to the incurrence of a Revolving Facility Increase thereunder and (ii) Section 2.24(b) of the Credit Agreement with respect to an Extension of the Revolving Commitments thereunder shall have been satisfied.
(f)    Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a responsible officer of the Borrower certifying as to the satisfaction of the conditions set forth in clause (e) of this Section 2.1.
Without limiting the generality of the provisions of Section 8.4 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2.1, the Administrative Agent, upon its execution hereof, and each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or a Lender (unless the Administrative Agent shall have received notice from such Lender prior to the Sixth Amendment Effective Date) specifying its objection thereto.
ARTICLE III
MISCELLANEOUS
3.1.    Amended Terms. On and after the Sixth Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.
3.2.    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:
(a)    It has taken all necessary limited liability company, partnership or corporate action to authorize the execution, delivery and performance of this Amendment;
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment (other than those that have been obtained);
(d)    The representations and warranties set forth in Article III of the Credit Agreement, in the other Credit Documents and which are contained in any certificate furnished at any time under or in connection therewith are (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on the date hereof as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty remain true and correct as of such earlier date;
(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default;
(f)    The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with (and to the extent required by) the terms of the Credit Agreement and the Security Documents and prior to all Liens other than Permitted Liens; and
(g)    Except as expressly set forth herein, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.
3.3.    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.
3.4.    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.
3.5.    Expenses. The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable and documented fees and expenses of the Administrative Agent’s external legal counsel.
3.6.    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Amendment.
3.7.    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
3.8.    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.

3.9.    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.
3.10.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
3.11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
3.12.    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.
BORROWER:
CARROLS RESTAURANT GROUP, INC.,
a Delaware corporation

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO
GUARANTORS:
CARROLS HOLDCO INC.,
a Delaware corporation

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO
CARROLS CORPORATION,
a Delaware corporation

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO
CARROLS LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

REPUBLIC FOODS, INC.,
a Maryland corporation

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO
NEW CFH, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

CAMBRIDGE FRANCHISE REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

CAROLINA QUALITY PROPERTIES, LLC,
a North Carolina limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

CAROLINA QUALITY, LLC,
a North Carolina limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

ALABAMA QUALITY, L.L.C.,
    an Alabama limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

LOUISIANA QUALITY, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

MIRABILE INVESTMENT CORPORATION,
a Tennessee corporation

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

TENNESSEE QUALITY, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

LQ REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

TQ REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO
[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

NASHVILLE QUALITY, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

CAMBRIDGE QUALITY CHICKEN, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

FRAYSER HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

FRAYSER QUALITY, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

CAMBRIDGE SOUTHEASTERN REAL ESTATE, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

CFH REAL ESTATE, LLC,
    a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

CAMBRIDGE CHICKEN HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO

CAMBRIDGE REAL ESTATE DEVELOPMENT, LLC,
a Delaware limited liability company

By:	/s/ Anthony Hull
Name:	Anthony Hull
Title:	VP, CFO
[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Revolving Lender and as Administrative Agent

By:	/s/ Maureen Malphus
Name:	Maureen Malphus
Title:	Vice President

[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

TRUIST BANK,
as a Revolving Lender

By:	/s/ J. Matthew Roland
Name:	J. Matthew Roland
Title:	Director

[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as an Amendment No. 6 Revolving Facility Increase Lender

By:	/s/ Chad Weems
Name:	Chad Weems
Title:	Vice President
[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH,
as a Revolving Lender

By:	/s/ Sarah Fleet
Name:	Sarah Fleet
Title:	Executive Director

COÖPERATIEVE RABOBANK U.A., NEW YORK     BRANCH,
as a Revolving Lender

By:	/s/ Jennifer Smith
Name:	Jennifer Smith
Title:	Executive Director
[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION,
as an Amendment No. 6 Revolving Facility Increase Lender

By:	/s/ Jack Kelleher
Name:	Jack Kelleher
Title:	Assistant Vice President
[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ John A. Marian
Name:	John A. Marian
Title:	SVP
[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]

MANUFACTURERS AND TRADERS TRUST COMPANY,
as a Revolving Lender

By:	/s/ Timothy McDevitt
Name:	Timothy McDevitt
Title:	Vice President
[Carrols – Signature Page to Sixth Amendment to the Credit Agreement]